SUPPLEMENT TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION The date of this supplement is December 19, 2014.

For the MFS® Funds listed below:

MFS® DIVERSIFIED INCOME FUND	MFS® GLOBAL REAL ESTATE FUND
MFS® GOVERNMENT SECURITIES FUND	MFS® NEW DISCOVERY VALUE FUND

Effective immediately, the “Ticker Symbol Table” is restated in its entirety as follows:

Ticker Symbols
Fund	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5
MFS® Diversified Income Fund	DIFAX	N/A	DIFCX	DIFIX	DIFDX	DIFEX	DIFFX	DIFGX	DIFHX
MFS® Global Real Estate Fund	MGLAX	MGLDX	MGLCX	MGLIX	MGLJX	MGLKX	MGLLX	MGLMX	MGLRX
MFS® Government Securities Fund	MFGSX	MFGBX	MFGDX	MGSIX	MFGGX	MGVSX	MFGHX	MFGJX	MFGKX
MFS® New Discovery Value Fund	NDVAX	NDVBX	NDVCX	NDVIX	NDVRX	NDVSX	NDVTX	NDVUX	NDVVX

Effective immediately, the first paragraph of sub-section entitled “Shareholder Servicing Agent” under the main heading “Management of the Fund” is restated in its entirety as follows:

MFSC, a wholly owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the Fund under a Shareholder Servicing Agent Agreement. MFSC receives a fee from the Fund  based on the amount of assets in the Fund, the types of accounts through which shareholders invest in the Fund, the costs of servicing these types of accounts, and a target profit margin. MFSC also contracts with other entities to provide some or all of the services described above.

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